                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          ACCESS ANYTIME BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          ACCESS ANYTIME BANCORP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 26, 2001

The Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company") will be held at FIRSTBANK, 801 Pile Street, Clovis, New Mexico, on Thursday, April 26, 2001, at 8:00 a.m., local time.

A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

         The meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company.

         2.   Approval of amendments to the Non-Employee Director Retainer Plan.

         3. The ratification of the appointment of KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001.

         4. Such other matters as may properly come before the meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on March 16, 2001 are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to fill in and sign the enclosed PROXY, which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The PROXY will not be used if you attend the meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS




                                             Kathy Allenberg,
                                             Corporate Secretary

Clovis, New Mexico
March 22, 2001

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                          ACCESS ANYTIME BANCORP, INC.
                                 801 PILE STREET
                            CLOVIS, NEW MEXICO 88101
                                 (505) 762-4417
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2001

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ACCESS ANYTIME BANCORP, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at FIRSTBANK, 801 Pile Street, Clovis, New Mexico, on Thursday, April 26, 2001 at 8:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 22, 2001.

          The Company is a Delaware corporation, which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors later approved a name change for the Bank to "FIRSTBANK". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

                               VOTING INFORMATION

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, ACCESS ANYTIME BANCORP, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88101, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein, "FOR" the approval of amendments to the Non-Employee Director Retainer Plan, and "FOR" the approval of the appointment of KPMG LLP as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

          Stockholders of record as of the close of business on March 16, 2001, are entitled to one vote for each share then held. As of March 16, 2001, the Company had 1,465,173 shares of common stock issued and outstanding. With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly. The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder may be contacted for clarification.

         Approval of the amendments to the Non-Employee Director Retainer Plan requires a quorum to be present or represented at the meeting. The affirmative vote of the holders of a majority of the shares entitled to vote (whether or not present) at the Annual Meeting is required for approval of such matter.

         Ratification of the hiring by the Board of Directors of KPMG LLP as the independent public accountants for the 2001 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the external auditors.

         All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

         The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of the other proposals set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

         Participants in the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") will receive with this proxy statement a voting instruction form that reflects all shares that the participant may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP Trustee, but each participant in the ESOP may direct the Trustee how to vote the shares of the Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP will be voted by the ESOP Trustee as directed by the ESOP Committee. Allocated shares for which no timely voting instructions are received will not be voted.

         The Company is not aware of any arrangements the operation of which might at a subsequent date result in a change in control of the Company.

          Under Securities and Exchange Commission (the "Commission" or "SEC") rules, a proxy may confer discretionary authority to vote on a matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its proxy statement for the prior year's annual meeting of stockholders (in this case, such date would be February 7, 2001), and a specific statement is made to that effect in the proxy statement.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who owned more than 5% of the Company's outstanding shares of common stock as of March 16, 2001. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (including Mr. Corzine, and Mr. Huey who are listed separately below) of the Company as a group as of March 16, 2001. Individual beneficial ownership of shares by the Company's directors is set forth under "Proposal 1 - Election of Directors".

           Name and Address of                   Amount and Nature of           Percent of Shares of Capital
             Beneficial Owner                  Beneficial Ownership (1)             Stock Outstanding (1)
             ----------------                  ------------------------             ---------------------
FIRSTBANK Profit Sharing and                           224,000   (8)                           15.3%
Employee Stock Ownership Plan
c/o ESOP Committee
801 Pile Street
Clovis, New Mexico 88101

Group filing by:                                       121,400   (3)                            8.3%
Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Norman Corzine                                         100,998   (5)(6)(7)                      6.7%
P.O. Box 16005
Albuquerque, NM 87191

Kenneth J. Huey, Jr.                                    85,603   (5)(6)(7)                      5.6%
P.O. Box 1572
Clovis, NM 88102

All Executive Officers                                 401,329   (2)(4)(6)(7)                  27.4%
and Directors as a Group (9 persons)

     (1) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

     (2) Includes shares owned by spouses of the named beneficial owners or as custodian or trustee for minor children or self-directed retirement accounts, as to which shares the named individuals effectively exercise shared voting and investment powers.

     (3) Based on Schedule 13G filing, dated February 17, 2000, made with the Securities and Exchange Commission by such group. Such Schedule 13G filing indicates shared voting and dispositive powers for 73,400 shares by Tontine Financial Partners, L.P., shared voting and dispositive powers for 73,400 shares by Tontine Management, L.L.C., shared voting and dispositive powers for 48,000 shares by Tontine Overseas Associates, L.L.C., and shared voting and dispositive powers for 121,400 shares by Mr. Jeffrey L. Gendell. The Company makes no representation as to the accuracy or completeness of such information.

(4) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors, under which plan the directors will receive common stock upon termination of service on the Board or upon termination of the plan. See "DIRECTORS' COMPENSATION" for further discussion.

(5) Includes 5,188 shares held for Mr. Corzine and 4,057 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997 on some of the shares, if applicable.

(6) Reference is made to footnote (7) to the table under "Proposal 1 - Election of Directors" for details as to shares which such persons have the right to acquire within sixty days pursuant to stock options.

(7) Does not include shares held in a Rabbi Trust established in connection with the Bank's executive savings plan, which is a deferred compensation plan.

(8) The shares of common stock owned by the ESOP are held in trust for the benefit of participants in the ESOP for which First Financial Trust Company, Albuquerque, New Mexico, is Trustee, subject to the direction of the ESOP Committee. Under the ESOP, participants are entitled to instruct the ESOP Trustee on how to vote all Company common stock allocated to their accounts (16,000 common shares of common stock as of December 31, 2000) and will receive a separate proxy to vote for such shares. All shares of common stock allocated to the participants for which no voting instructions are received will not be voted by the Trustee. All unallocated shares of common stock held by the ESOP will be voted as directed by the ESOP Committee. Effective as of March 22, 2001, the ESOP Committee, which is appointed by the Board of Directors, consisted of five Company directors.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

          The Board of Directors urges you to vote "FOR" the nominees for the Board of Directors described below. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

         The Board has set the number of directors at ten. At the meeting, there will be three director positions available to vote on. The Nominating Committee of the Board of Directors has nominated two incumbent directors, Mr. Thomas W. Martin, III, and Mr. Kenneth J. Huey, Jr. to stand for re-election to fill two available positions with terms expiring in 2004. Mr. Carl Deaton has retired and is not standing for re-election, and the Nominating Committee has not nominated a person for election for that vacant position.

          Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the

Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the two nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement. Since there are three director positions to be voted on, and only two nominees, the proxy will not confer authority to vote for election to the third director position.

          Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee will be unable to serve.

          The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director of the Company or the Bank and the number of shares of the Company's common stock beneficially owned as of March 16, 2001. Ownership is direct unless otherwise specified.

                                 UP FOR ELECTION

                                                                    YEAR                           AMOUNT
                                                                   FIRST                             AND            PER
                                                                  ELECTED          TERM           NATURE OF        CENT
                                       PRINCIPAL                     OR             TO           BENEFICIAL         OF
      NAME          AGE                OCCUPATION                APPOINTED        EXPIRE          OWNERSHIP        CLASS
                    (1)                   (2)                     DIRECTOR          (4)          (3)(7)(10)
------------------ ------- ----------------------------------- --------------- -------------- ------------------ ----------
Kenneth J.           56    President of the Company since           1991           2004        85,603  (9)(12)     5.6%
Huey, Jr.                  1996; President, Chief Executive
                           Officer, and Director of FIRSTBANK since October
                           1991.

Thomas W.            53    President of Tucumcari                   1994           2004        24,618              1.7%
Martin, III                Springwater & Seed Co., Inc.,
                           since 1969 - DBA Taco Box of Clovis and Portales, NM;
                           Director of FIRSTBANK.

                              CONTINUING IN OFFICE

                                                                    YEAR                         AMOUNT
                                                                   FIRST                           AND             PER
                                                                  ELECTED                       NATURE OF         CENT
                                       PRINCIPAL                     OR           TERM         BENEFICIAL          OF
      NAME          AGE                OCCUPATION                APPOINTED         TO           OWNERSHIP         CLASS
                    (1)                   (2)                     DIRECTOR       EXPIRE        (3)(7)(10)
------------------ ------- ----------------------------------- --------------- ----------- -------------------- ----------
Norman Corzine       58    Chairman and Chief Executive             1996          2002       100,998  (9)(12)     6.7%
                           Officer of the Company since
                           1996; Director and Executive Vice
                           President of FIRSTBANK since
                           1996; Director, Applied Research
                           Associates, Inc., Albuquerque, NM.

Charles H Guthals    64    President and majority                   1985          2003        18,823  (11)        1.3%
                           stockholder of Guthals Co., Inc.,
                           a Clovis, NM nursery and
                           landscaping company; Director of
                           FIRSTBANK.

Richard H.           56    Partner in Santa Fe Equity               2000          2002        26,000              1.8%
Harding                    Partners, LLC since 1998; Senior
                           Vice-President of Silicon Valley Bank, Santa Clara,
                           CA 1996-1999; Executive Vice President of Silicon
                           Valley Bank, Santa Clara, CA 1993-1996.

Cornelius            60    Director, President & CEO,               1997          2003        20,880              1.4%
Higgins, Ph.D.             Applied Research Associates,
                           Inc., Albuquerque, NM, a national
                           engineering firm, since 1979.

Robert Chad          51    President of Lydick Engineers and        1987          2002        71,177  (6)         4.8%
Lydick                     Surveyors, Inc., Clovis, NM;
                           Chairman of FIRSTBANK since 1993.

Allan M. Moorhead    59    President & CEO, Mechanical              1997          2002        23,650  (5)         1.6%
                           Representatives, Inc.,
                           Albuquerque, NM, a manufacturing
                           representative of heating,
                           ventilation and air conditioning
                           equipment since 1972.

                              CONTINUING IN OFFICE

David                70    Healthcare Consultant, since             1997          2003        29,580  (8)         2.0%
Ottensmeyer, M.D.          January 1996; Director of
                           FIRSTBANK since January 2000.


   (1)   As of December 31, 2000.

   (2) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

   (3) Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

   (4)   Assuming re-election at the meeting.

   (5) Mr. Moorhead has 11,878 shares held in the Moorhead Family Trust and 2,592 shares held by Mechanical Representatives, Inc., which is controlled by Mr. Moorhead.

   (6) Includes 5,823 shares held in Mr. Lydick's and/or his spouse's name and 2,248 shares held in his daughters' names, with shared voting and dispositive powers over all of these shares with his spouse. Also includes 44,880 shares owned by Mr. Lydick's father and 12,546 shares owned by Lydick Engineers & Surveyors, Inc., over which Mr. Lydick has shared voting and dispositive powers with his spouse and/or his father.

   (7) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The numbers of shares shown for Mr. Corzine and Mr. Huey include 51,900 shares and 51,900 shares, respectively, granted pursuant to option grants and reflect the 2% stock dividend (900 shares each) of October 31, 1997. The numbers of shares shown for Messrs. Martin, Moorhead, and Guthals include 9,180 shares each under option grants and reflect the 2% stock dividend of October 31, 1997. The number of shares shown for Mr Harding includes 4,000 shares held under an option grant. The number of shares shown for Dr. Higgins includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Lydick includes 5,680 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Dr. Ottensmeyer includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997.

    (8)  The shares shown for Dr. Ottensmeyer are held in a family trust.

    (9) The shares shown include 5,188 shares held for Mr. Corzine and 4,057 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997 on some of the shares.

   (10) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors. Stock will not be received under such plan until after termination of a director's service on the Board or termination of the plan. See "DIRECTORS' COMPENSATION" for further discussion. Messrs. Corzine and Huey are not eligible to participate in such plan.

   (11) Includes 25 shares owned by Mr. Guthals' daughter, over which Mr. Guthals has shared voting and dispositive powers with his spouse.

   (12) Does not include shares held in a Rabbi Trust established in connection with the Bank's executive savings plan, which is a deferred compensation plan.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ending December 31, 2000, the Board of Directors held four scheduled meetings and one special called Board meeting. All current directors attended more than 75% of the total number of these scheduled Board meetings and special Board meetings and committee meetings of the Board on which they served.

          The Executive Committee is currently composed of Messrs. Corzine, Huey, and Lydick. This committee is empowered to exercise the authority of the Board of Directors when the Board is not in session. During the year ending December 31, 2000, the Executive Committee of the Company held two meetings.

          The Audit Committee, presently composed of Messrs. Guthals, Martin and Harding, and Drs. Higgins and Ottensmeyer, is responsible for the review and evaluation of the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's external independent auditors. During the year ending December 31, 2000, the Audit Committee held two meetings.

          Under the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ending December 31, 2000. The Nominating Committee does not consider nominees recommended by stockholders.
Article II, Section 13 of the Company's Bylaws provides procedures for nomination of directors by the stockholders. The Bylaws provide that no nomination for director, except those made by the Nominating Committee, shall be voted upon at an annual meeting of stockholders unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. However, if the Nominating Committee shall fail or refuse to act at least 20 days prior to an annual meeting, nominations for director may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

          The Compensation Committee is composed of Messrs. Corzine, Guthals, Huey, Lydick and Moorhead, and Drs. Ottensmeyer and Higgins. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are ratified by the Board of Directors. During the year ending December 31, 2000, the Compensation Committee held one meeting.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of Access Anytime BanCorp, Inc. (the "Committee") is composed of five independent directors, who meet the independence requirements of NASDAQ, and operates under a written charter adopted by the Board of Directors on May 24, 2000, (Exhibit A). The members of the Committee are Messrs. Guthals (Chairman), Harding and Martin, and Drs. Higgins and Ottensmeyer. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. This discussion and disclosure informed the Audit Committee of Robinson Burdette Martin Seright & Burrows, L.L.P.'s independence as required under Statement on Audit Standards No. 61 (Communication with Audit Committees).

         Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE
                                       ---------------
                                       Mr. Charles H.Guthals (Chairman)
                                       Mr. Richard H. Harding
                                       Dr. Cornelius Higgins
                                       Mr. Thomas H. Martin, III
                                       Dr. David Ottensmeyer

                             DIRECTORS' COMPENSATION

          At the May 30, 1997, Annual Meeting, the shareholders of the Company approved a Non-Employee Director Retainer Plan for the Board of Directors. During 2000, the non-employee directors received $650 per meeting as director meeting fees, which, under the plan may be taken in part or in whole in common stock of the Company. The Board has approved amendments which would make directors of subsidiary or affiliate companies eligible to participate in the plan and to receive stock units in lieu of cash. If approved by shareholders, such directors could receive stock units in lieu of cash for subsidiary board fees, which are currently $550 per meeting. Common stock units are held under the plan for directors until they cease to serve, or the plan is terminated, at which time they will receive common stock in the amount of such units. Currently, all eligible directors have elected to receive common stock of the Company as payment for all of their director meeting fees. Mr. Corzine and Mr. Huey, as employees of the Company and the Bank, do not receive director meeting fees or stock under the Non-Employee Director Retainer Plan. As of March 16, 2001, the aggregate shares of common stock units held in the accounts of the eligible directors pursuant to the Non-Employee Director Retainer Plan were 9,672 common stock units including the 2% stock dividend of October 31, 1997 on some of the units. Common stock certificate(s) for shares held in the participant's (director's) stock unit account will be delivered to a participant within ten days from the date a participant ceases to serve for any reason, or the plan is terminated.

                               EXECUTIVE OFFICERS

MR. NORMAN CORZINE, 58, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996 and serves on the Bank's Board of Directors. Currently, he serves as a director and Executive Vice President of the Bank.

MR. KENNETH J. HUEY, JR., 56, has been employed by the Bank since October 1991 as President and Chief Executive Officer. Mr. Huey has served as President of the Company since October 1996. He also serves on the Bank's Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation paid by the Company (and the Bank) to the Company's executive officers for services rendered during the three (3) fiscal years ending December 31, 2000.

-----------------------------------------------------------------------------------------------------------------
                                              SUMMARY COMPENSATION
-----------------------------------------------------------------------------------------------------------------
                                                                               Long Term
                           Annual Compensation                                Compensation
                                                                                 Awards
-----------------------------------------------------------------------------------------------------------------
  Name and Principal                                       Other Annual        Securities         All Other
    Position as of                 Salary       Bonus      Compensation        Underlying        Compensation
   December 31, 2000     Year      (1)(5)      (2)(5)          (3)              Options              (4)
                                      $           $             $                  #                  $
-----------------------------------------------------------------------------------------------------------------
NORMAN CORZINE           2000      130,000     43,725          946                   0              38,089
Chairman and             1999      127,667     41,850          921               6,000                24,608
Chief  Executive         1998      126,300         0           371                   0               8,733
Officer
-----------------------------------------------------------------------------------------------------------------
KENNETH J.               2000      130,000     43,725          765                   0              23,226
HUEY, JR.                1999      128,400     41,850          985               6,000               2,767
President and Chief      1998      128,700         0           603                   0                  902
Financial Officer
-----------------------------------------------------------------------------------------------------------------

    (1) In 2000, Mr. Corzine and Mr. Huey were compensated by the Company in the amount of $40,000 and $37,600, respectively. In 1999, the Company compensated Mr. Corzine in the amount of $37,667 and Mr. Huey in the amount of $36,000. For 1998, they were compensated by the Company at a monthly rate of $3,000 each. The remainder of their compensation shown was pursuant to their Employment Contracts with the Bank, which are discussed elsewhere in this Proxy Statement.

    (2) Amounts shown include compensation paid under the Bank's Management Incentive Plan, as well as a $300 Christmas bonus for each named officer for the year 1999.

    (3) The Bank provides Mr. Corzine and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's and Mr. Huey's allowances for the personal use of that automobile during 2000 were $946 and $765, respectively. A similar allowance was provided to Mr. Corzine and Mr. Huey by the Bank in 1999 and 1998. However, the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

    (4) Amounts shown include premiums paid on insurance policies and non-cash contributions by the Bank to the account of each of the named executive officers under the Bank's profit sharing/employee stock ownership plan, which plan is open to all full-time employees, and contributions to the account of named executive officers under the executive savings plan.

    (5) These amounts include amounts deferred at the election of the named executive officer under the Bank's profit sharing/employee stock ownership [401(k)] plan and the executive savings plan.

         The following table provides information as to stock options exercised (as of exercise date) by the Company's executive officers during fiscal year ended December 31, 2000 and the value of the options held by the executive officers on December 31, 2000. No stock options or Stock Appreciation Rights ("SARs") were granted during fiscal year 2000.

-------------------------------------------------------------------------------------------------------------------------
                              AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES
-------------------------------------------------------------------------------------------------------------------------
                                                         Number of Securities                Value of Unexercised
                                                        Underlying Unexercised                   In-the-Money
                                                           Options at FY-End                  Options at FY-End
                                                                   #                                  $
-------------------------------------------------------------------------------------------------------------------------
                     Shares
                   Acquired on        Value
      Name          Exercise         Realized        Exercisable      Unexercisable      Exercisable      Unexercisable
                        #               $                 #                 #                 $                 $
-------------------------------------------------------------------------------------------------------------------------
     NORMAN             0               0              6,000                0                0   (1)            0
    CORZINE             0               0             20,400(4)             0                0   (2)(4)         0
                        0               0             25,500(4)             0            9,562   (3)(4)         0
-------------------------------------------------------------------------------------------------------------------------
   KENNETH J.           0               0              6,000                0                0   (1)            0
   HUEY, JR.            0               0             20,400(4)             0                0   (2)(4)         0
                        0               0             25,500(4)             0            9,562   (3)(4)         0
-------------------------------------------------------------------------------------------------------------------------

         (1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($7.75 per share with a grant date of July 29, 1999) and the last trade of $6.00 per share of the common stock as reported on the NASDAQ System on December 29, 2000, the last trading day of the year.

         (2) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($8.375 per share with a grant date of October 30, 1997) and the last trade of $6.00 per share of the common stock as reported on the NASDAQ System on December 29, 2000, the last trading day of the year.

         (3) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.625 per share with a grant date of May 30, 1997) and the last trade of $6.00 per share of the common stock as reported on the NASDAQ System on December 29, 2000, the last trading day of the year.

         (4) Numbers reflect the 2% stock dividend declared on October 31, 1997.


               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

          Effective July 29, 1999, Mr. Kenneth J. Huey, Jr's. employment agreement was extended until August 1, 2002 to allow him to continue as President and Chief Executive Officer of the Bank and President and Chief Financial Officer of the Company. The Bank and the Company may terminate the agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank and the Company will only pay accrued salary and other vested benefits due said officer as of the date of termination.

          Also, effective July 29, 1999, Mr. Norman Corzine's employment agreement was extended to allow him to continue as Executive Vice President and Strategic Planning Officer of the Bank and Chairman and Chief Executive Officer of the Company through August 1, 2002. The terms of such agreement are similar to those described above for the agreement with Mr. Huey.

                   TRANSACTIONS WITH THE COMPANY AND THE BANK

          Certain of the Company's executive officers, directors, nominees for director, or 5% stockholders and their respective immediate family members had transactions in excess of $60,000 originated during the last two years with the Company or the Bank. In 1998, Dr. Higgins obtained a home mortgage loan for $405,000, the balance of which is approximately $356,900. In 1998, Mr. Lydick obtained mortgage loans totaling $134,000 with approximate current balances of $120,400. In 1998, Mr. Martin obtained a home mortgage loan for $150,000, which has a current balance of approximately $130,800. In 2000, Mr. Moorhead's company, Mechanical Representatives, obtained a line of credit for $300,000, which currently has no outstanding balance. The Bank has loans outstanding to certain of the executive officers, directors, nominees for director and 5% stockholders which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

          All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its subsidiaries are made in accordance with Regulation "0" promulgated by the Federal Reserve Board and the Bank's normal lending policies.

          In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director, and 5% stockholders, and their respective immediate family members, for which the Bank may receive a servicing fee. However, the Bank may not be a party to such loans, but is merely the servicing agent for the holder of the loans.

                     PROPOSAL 2 - APPROVAL OF AMENDMENTS TO
                     THE NON-EMPLOYEE DIRECTOR RETAINER PLAN

BACKGROUND

         The Board of Directors previously adopted the Non-Employee Director Retainer Plan (the "Director Retainer Plan") which provides for the payment of all or a portion of the director fees in shares of common stock to non-employee directors. The purpose of the Director Retainer Plan is to promote the interests of the Company and shareholders by providing non-employee directors a greater financial stake in the Company through ownership of common stock in addition to underscoring their common interest with shareholders in increasing the value of the common stock over the long term. The Director Retainer Plan was approved by the shareholders at the Annual Meeting in 1997.

         Amendment No. 1 would provide that directors of subsidiaries or affiliates of the Company are eligible to be "Participants" in the Director Retainer Plan, and meeting fees for subsidiary or affiliate boards would be included in the definition of "Compensation".

DESCRIPTION OF THE NON-EMPLOYEE DIRECTOR RETAINER PLAN

         The Director Retainer Plan calls for the non-employee directors to receive, in lieu of cash, 50% of their directors meeting fees in fair market value of common stock. The fair market value is determined based upon the average of the high and low prices of the common stock on the last NASDAQ trading day of the month the fee is payable. The non-employee director may elect to receive his or her total meeting fee in fair market value of common stock. The plan defers the recognition of compensation by the director by deferring the issuance of common stock to the director until he or she leaves the Board. The director's account will also be credited with fair market value of common stock equal to cash dividends on common stock that would have been received had the common stock been issued when earned. A total of 50,000 shares of common stock have previously been reserved for issuance under this plan, and no change has been proposed in such amount. Based on the last trade on NASDAQ on March 2, 2001, at the price of $6.00, the aggregate value of 50,000 shares would be $300,000. As of January 31, 2001, the directors had been credited with 9,672 shares of stock under the Director Retainer Plan, including 3,180 shares during 2000 and 728 shares during January 2001. This leaves 40,328 shares remaining available under the plan.

         A copy of the Director Retainer Plan was filed with the Company's Registration Statement on Form S-8, filed June 2, 1997, SEC File No. 33-28217. Amendment No. 1, which is being submitted for approval, is attached hereto as Exhibit B. The foregoing summary is qualified in its entirety by reference to the specific provisions of the Director Retainer Plan and Amendment No. 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF AMENDMENT NO. 1 TO THE NON-EMPLOYEE DIRECTOR RETAINER PLAN.

              PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF AUDITORS

          The Board of Directors has hired KPMG LLP ("KPMG") to be its external auditors for the 2001 fiscal year, subject to ratification by the Company's stockholders.

          During the 2000 fiscal year, KPMG provided services to the Company and the Bank in connection with the internal audit function.

          On January 31, 2001, the Company notified its certifying accountants, Robinson Burdette Martin Seright & Burrows, L.L.P. ("RBMSB"), that the client-auditor relationship between the Company and RBMSB would be terminated effective with the completion of the 2000 financial audit. Additionally, the Company announced its new certifying accountants, KPMG, to serve as independent accountants for fiscal year 2001. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors on January 25, 2001, and is being submitted for ratification at the Company's annual stockholders'meeting.

         The last report on the financial statements prepared by RBMSB was for the year ended December 31, 2000. In connection with the audits of the Company's financial statements during the years ended December 31, 2000 and December 31, 1999, there were no disagreements between the Company and RBMSB on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of RBMSB, would have caused RBMSB to make reference to the matter in their reports.

         In accordance with the rules of the Commission, the Company provided RBMSB a copy of the disclosures filed with the Commission in the Company's Form 10-KSB for the year-end December 31, 2000, and requested RBMSB to furnish the Company with a letter addressed to the Commission stating whether or not RBMSB agreed with the statements made by the Company, and if not, stating the respects in which it did not agree. A copy of the letter, which indicates no disagreements, is attached as Exhibit 16.1 to the Company's year 2000 Form 10-KSB.

         During the last two fiscal years, the Company did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-B.

         Representatives of RBMSB and KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF KPMG LLP, AS EXTERNAL AUDITORS.

            ROBINSON BURDETTE MARTIN SERIGHT & BURROWS, L.L.P.'S FEES

AUDIT FEES

         Audit fees billed to the Company by RBMSB for review of the Company's annual financial statements for 2000 and the financial statements included in the Company's quarterly reports on Form 10-QSB for 2000 totaled $55,234.44.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage RBMSB to provide advice to the Company regarding financial information systems design and implementation during 2000.

ALL OTHER FEES

         Fees billed to the Company by RBMSB for all other non-audit services rendered to the Company during 2000 totaled $11,367.94. The Audit Committee considered and confirmed that the provision of these non-audit services was compatible with maintaining the independence of RBMSB as the Company's independent auditors for the year 2000 audit.

                                  OTHER MATTERS

          The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2000, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with.

                                  MISCELLANEOUS

          The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

         All stockholders of record as of the close of business on March 16, 2001 are being mailed the Company's Annual Report along with this proxy statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's Main Office at 801 Pile Street, P.O. Box 1569, Clovis, New Mexico, 88101 no later than November 23, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted outside the processes of such rules will be considered untimely if notice is received by the Company after February 5, 2002, and the proxy for such meeting may confer discretionary authority to vote on a matter for which notice is not received in a timely manner.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Kathy Allenberg
                                       Corporate Secretary

Clovis, New Mexico
March 22, 2001



                                   FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 (the "2000 10-KSB"), AS FILED WITH THE SEC, IS INCLUDED AS PART OF THE 2000 ANNUAL REPORT TO STOCKHOLDERS AND ACCOMPANIES THE INITIAL MAILING OF THIS PROXY STATEMENT TO THE STOCKHOLDERS. IN ADDITION, A COPY OF THE 2000 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

                                    EXHIBIT A

ACCESS ANYTIME BANCORP, INC.

                       CHARTER OF THE AABC AUDIT COMMITTEE

There shall be a standing Committee of the Corporation, [hereinafter collectively meaning Access Anytime BanCorp, Inc (the Company). and any or all of its subsidiaries] appointed annually by the Board of Directors, This committee will be known as the Audit Committee. It will assist the Board in fulfilling its responsibility to the shareholders, depositors, investment community and regulatory authorities. The audit committee will direct its concerns to the quality and integrity of the Company's accounting systems, financial reporting process, and overall internal control structure. In so doing it will:

    o    Carry out its responsibilities in an informed and vigilant manner;

    o Review recommendations and reports prepared by the internal auditors, the Company's certified public accountants, regulatory agencies, and management;

    o Routinely report the Committee's activities and all matters of significance to the Board, making recommendations for change as deemed advisable;

    o Establish and maintain contact with regulatory agencies, the outside accountants, and internal audit to satisfy themselves that: audit coverage is adequate; appropriate programs are maintained and properly executed; and the External Auditor has proper official status and independence; and

    o Discuss with management any issues resulting from audit activities, and employ such resources in the performance of their duties, including access to separate legal counsel and outside consultants, as it may deem necessary.

ORGANIZATION AND MEMBERSHIP OF THE CORPORATE AUDIT COMMITTEE

    o The Committee will be organized in the holding company and will be comprised of four or more outside Directors. At least one Director member of the Committee will be appointed from among the affiliated organizations. The overall make-up of the Committee will include banking and financial management expertise.

    o The Committee will meet at least quarterly and may conduct additional meetings upon call by any member of the Committee the Chairman of the Board, the President, or the External Auditor of the Company. A majority of the members present shall constitute a quorum and minutes will be recorded.

    o Members will be appointed by the Board and may be changed by the Board at any time. No member will be active officers, employee, major customer, or significant owner of the corporation or any of its affiliates.

    o    The members will designate a Chairperson to preside over the meetings.

    o Expand the committee member's' knowledge of the operations through a systematic conditioning and learning-process.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    1. The Committee will review the following and report their conclusions and or recommendations to the Board of Directors for approval:

         o The charters of the Audit Committee and the Internal Auditor function, at least annually;

                                    EXHIBIT A

         o The performance of the Corporations External Auditors and Outsourced Internal Audit Function in coordination with the Chairman and the CEO of the Corporation, at least annually, including selection, retention and/or dismissal;

         o Compensation and fees proposed by the external auditors to verify that they are appropriate to the needs of the Corporation and that they are consistent with current standards for compensation existing within the industry;

         o Select the internal (outsourced) auditor function to assist management in their risk management and audit activities.

    2. The Committee will review the following and report their findings, conclusions and actions to the Board of Directors:

         o    Invoices for fees and expenses submitted by the External Auditors;

         o    The annual and quarterly Audit Plans and Budgets;

         o    Significant audit findings and managements' response;

         o The independence, qualifications, the annual engagement letter, and audit scope of the Corporation's independent auditors;

         o    Periodic progress reports on the annual audit plan; and

         o Appropriateness of the practices utilized to reimburse certain executive officer's expenses to assure compliance with responsible standards and the CODE OF ETHICS;

         o The audited financial statement requirements, related notes, the accountants' opinion to be rendered in connection there with, and any unresolved disagreements with management concerning accounting or disclosure matters; and

         o Management's annual report on its responsibility for preparing financial statements, establishing and maintaining an adequate internal control structure and procedures for financial reporting, and for complying with certain laws and regulations.

         o Findings reported by regulatory agencies, management's response, and follow-up corrective actions taken by management on major deficiencies.

         o Evaluate the coordination and interaction between internal and external audit effort including effective coordination;

         o The results of loan reviews conducted by internal audit or by outside consultants;

         o Review the adequacy of the reserve for loan losses and methods used in its determination;

         o    Legal exposure from pending or threatened litigation;

         o Management's analysis of insurance coverage on least an annualized schedule;

         o Financial information and commentary contained in the annual report, 10-KSB, 10-QSB, and Report of Condition;

                                    EXHIBIT A

    3. Perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

CHARTER OF THE
OUTSOURCED INTERNAL AUDIT FUNCTION


THE PURPOSE OF THE OUTSOURCED INTERNAL AUDIT FUNCTION

It is the intention of the Board of Directors that there be an internal audit function in addition to the work of the external audit function. The Corporate Audit Committee will have oversight responsibility for the internal audit activities on behalf of the Board of Directors. The Board of Directors has directed that the internal audit will be outsourced (a.k.a. The Outsourced Internal Audit Function).

The internal (outsourced) auditor's primary responsibility is to assist members of the organization in the effective discharge of their responsibilities for risk management activities. This will be accomplished through risk based focused audit activities for all significant functions to ensure that:

    o    Internal controls are balanced, effective, and efficient;

    o    Regulatory and legal requirements are being complied with;

    o    Policies and procedures are being followed;

    o    Generally accepted accounting principals are being followed; and

    o Independent evaluations of the ongoing operations are being provided to management.

AUTHORITY AND RESPONSIBILITIES OF THE OUTSOURCED INTERNAL AUDIT FUNCTION

The internal auditors are granted full and free access to all records and data, which are necessary to perform audits and examinations of all activities. The internal auditors will be responsible for:

    o Developing an annual risk model and risk based audit plan: On an annual basis, the audit function will provide Executive Management and the Audit Committee with an Audit Plan, which details the units, which will be audited in the upcoming year. The objective in developing a risk based audit plan is to ensure that audit resources are focused on the areas that contain the greatest amount of risk;

    o Developing a risk model that encompasses sound risk management activities: This risk model and annual audit plan will be developed in the accepted FFIEC risk management methodology which ensures overall risk is identified, measured and prioritized. The risk model will be utilized as a tool for identifying those units within the organization, which possess the highest level of risk. The risk model, which has been selected, is a computerized program, which is based upon a process of risk extent estimation using a set of risk factors and associated weighting values that the internal audit function and management have agreed upon. The risk model will identify auditable units. The results of the risk model drive the focus and scope of the internal audit activities. The Audit Plan will be approved by the audit committee and will be subject to periodic review;

    o Conducting risk-based audits in accordance with the Board approved Audit Plan: As a part of these audits, the outsourced auditors will highlight areas and processes that are over-controlled and under-controlled. The goal is to have a balanced internal control structure where risk is commensurate with the associated control structure. The audits will also provide feedback on non-compliance with applicable laws and regulations. Where control weaknesses have been identified, the auditors will make recommendations to management or corrective actions, which can be taken. In addition, when identified, the internal auditors will

                                    EXHIBIT A

         also make recommendations to management on ways to make their existing processes more effective and efficient;

    o Reporting all material control weaknesses and non-compliance with laws and regulations to the appropriate management structure; All reporting of these weaknesses will be done through a formal audit report addressed to management. All audit reports will be copied to Executive Management, as well as the Audit Committee.

    o Meeting with the Audit Committee at their option to discuss all audit activity for the prior period, as well as the plans for the upcoming months;

    o The Audit Committee meetings will also be an opportunity for the outsourced auditors to report on any special projects that have been requested by management and/or the committee itself.

    o The Audit Committee of the Board of Directors requires management to respond in writing to the audit report. The reply will address corrective action taken or to be taken in response to all recommendations and an estimated completion date on pending implementation items.

THE RELATIONSHIP OF THE OUTSOURCED INTERNAL AUDIT FUNCTION WITH STAFF

It is the intention of the Board and Executive Management that the outsourced auditors operate independently of the daily operations. As a result, the internal auditors do not have the authority to administer and supervise the activities of any department including the initiation or approval of accounting transactions of any nature.

The internal auditors are responsible to the Audit Committee for conducting an effective audit program. While the internal auditors report to the Audit Committee, it does have an obligation to support management. This support includes:

    o Understanding management's objectives and insuring that all audits are conducted in a manner that is consistent with these objectives.

    o Meeting with management on an ongoing basis to solicit their input on the risk model data, the Audit Plan and its ongoing status, as well as the particular activities being reviewed at the present time. In addition, the internal auditors will meet with management to discuss any other issues or concerns that arise.

    o Keeping all levels of management advised on all issues identified through audits or other special projects.

    o Reviewing and obtaining management input on all audit report drafts prior to their issuance.

    o Providing advice and opinions on task forces and other committees as requested.


APPROVED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS,

ACCESS ANYTIME BANCORP, INC.


----------------------------
CHAIRMAN

FIRSTBANK


---------------------------
CHAIRMAN

                                    EXHIBIT B

                                 AMENDMENT NO. 1
                                     TO THE
                          ACCESS ANYTIME BANCORP, INC.
                       NON-EMPLOYEE DIRECTOR RETAINER PLAN

         THIS AMENDMENT NO. 1 made by Access Anytime Bancorp, Inc. (the "Company") this ____ day of ______________, 2001.

         WHEREAS, the Access Anytime Bancorp, Inc. Non-Employee Director Retainer Plan (hereinafter referred to as the "Plan") was approved by the Company's shareholders on May 30, 1997, and became effective on that date; and

         WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 6.4; and

         WHEREAS, the Company desires to amend the Plan to provide that non-employee directors of subsidiaries or affiliates may be participants in the Plan and to make necessary conforming amendments, which amendment shall become effective upon approval by the Company's shareholders;

         NOW THEREFORE, the Company hereby amends the Plan as follows:

         ITEM 1. Section 1.3(c) of the Plan shall be modified to read as follows:

                  1.3(c) "Compensation" means the sum of (i) the meeting fee a Participant earns for services rendered as a member of the Board or a board of an Approved Subsidiary and (ii) the meeting fee a Participant earns for services rendered on each committee of the Board or a board of an Approved Subsidiary on which a Participant serves.

         ITEM 2. Section 1.3(f) of the Plan shall be modified as follows:

                  1.3(f) "Participant" means each non-employee member of the Board or of a board of an Approved Subsidiary.

         ITEM 3. Section 1.3 of the Plan shall be modified as by adding new
Section 1.3(i) thereto as follows:

                  1.3(i) "Approved Subsidiary" means any affiliate or subsidiary of the Company (a) which the Company's Board of Directors may from time to time determine to bring under the Plan, and (b) whose own board of directors may also approve the Plan.

         ITEM 4. Section 5.1 of the Plan shall be modified as follows:

                  5.1 Cessation from Board. Within ten (10) days from the date a Participant for any reason no longer serves on any board of the Company or of an Approved Subsidiary, the Company shall deliver a certificate or certificates to such Participant for a number of shares of Common Stock equal to the total number of Stock Units (rounded up to the nearest whole Stock Unit) in such Participant's Account as of the date the Participant's service ceased.

         ITEM 5. Except as hereinabove amended, the Company hereby readopts and redeclares each and every provision of the Plan.

         IN WITNESS WHEREOF, Access Anytime Bancorp, Inc. has caused this Amendment No. 1 to the Non-Employee Director Retainer Plan to be executed by an authorized officer as of the date and year first above written.

                                       ACCESS ANYTIME BANCORP, INC.



                                       By
                                         ---------------------------------------

                                 REVOCABLE PROXY

                          ACCESS ANYTIME BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 I The undersigned does hereby constitute and appoint Mr. Norman Corzine N and Mr. Kenneth J. Huey, Jr., and each of them, true and lawful
 S attorney-in-fact and proxy for the undersigned, with full power of T substitution to represent and vote the Common Stock of the undersigned R at the Annual Meeting of Shareholders of ACCESS ANYTIME BANCORP, INC. U to be held at FIRSTBANK, 801 Pile Street, Clovis, New Mexico, on
 C Thursday, April 26, 2001, at 8:00 a.m., local time and at any T adjournments thereof on all matters coming before said meeting.
 I
 O  This proxy, when properly executed, will be voted in the manner
 N  directed herein by the undersigned shareholder. IF NO DIRECTION IS
 S  MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

    PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN. IF STOCK IS OWNED BY A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

    A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF
    DIRECTORS.

                   1.  ELECTION OF DIRECTORS:
                       (MR. THOMAS W. MARTIN, III AND MR. KENNETH J.
                       HUEY, JR.)

                       MARK ONE:   ______  FOR all nominees listed above.

                                   ______  FOR all nominees listed above except
                                           _________________________________.

                                   ______  WITHHOLD AUTHORITY to vote for all
                                           nominees listed above.

                   2. APPROVAL OF AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR RETAINER PLAN.

                       / /  FOR    / /  AGAINST    / /  ABSTAIN

                   3. SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT YEAR.

                       / /  FOR    / /  AGAINST    / /  ABSTAIN

                   4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature

                                            Dated:  ______________________, 2001

--------------------------------------------------------------------------------
              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY,
                           USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

Dear ESOP Participant:

         In connection with the Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company"), the holding company for FIRSTBANK, you may direct the voting of the shares of ACCESS ANYTIME BANCORP, INC. common stock held by the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

         On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to First Financial Trust Company (the "ESOP Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 26, 2001 and the ACCESS ANYTIME BANCORP, INC Annual Report to Stockholders.

         As of the Record Date, March 16, 2001, the ESOP Trust held 240,000 shares of Company common stock, 16,000 shares of which have been allocated to participants' accounts. These allocated shares will be voted as directed by the ESOP participants, provided timely instructions from the participants are received by the ESOP Trustee. The allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will not be voted by the ESOP Trustee. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee.

     At this time, in order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 6, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or FirstBank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.

                                       Sincerely,



                                       Kathy Allenberg
                                       Corporate Secretary

March 22, 2001

Name:

Shares:



                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that First Financial Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of ACCESS ANYTIME BANCORP, INC. (the "Company") common stock under the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 26, 2001.

     Accordingly, you are to vote my shares as follows:

     1.  Election of Directors:
         Mr. Thomas W. Martin, III and Mr. Kenneth J. Huey, Jr.

                  Mark one:     ___________ FOR all nominees listed above.
                                ___________ FOR all nominees listed above except
                                            ____________________________________
                                ___________ WITHHOLD AUTHORITY to vote for all
                                            nominees listed above.

     2.  Approval of amendments to the Non-Employee Director Retainer Plan.

         / / FOR               / / AGAINST               / / ABSTAIN

     3. Selection of KPMG LLP as independent public accountants for the current year.

         / / FOR               / / AGAINST               / / ABSTAIN

The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


------------------------------         ----------------------------------------
Date                                   Signature


PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE PAID ENVELOPE NO LATER THAN APRIL 6, 2001.